                                                                  EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL

                           TO EXCHANGE ALRT WARRANTS

                                       OF

                      LIGAND PHARMACEUTICALS INCORPORATED
                  PURSUANT TO THE COMPANY'S OFFER TO EXCHANGE
                            DATED NOVEMBER 19, 1999

     THE EXCHANGE OFFER WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON DECEMBER 18, 1999, UNLESS THE OFFER IS EXTENDED (THE "OFFER EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE OFFER EXPIRATION DATE.

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Hand Delivery:               By Overnight Delivery:                    By Mail:
    120 Broadway, 13th Floor              85 Challenger Road                    P.O. Box 3301
    New York, New York 10271                Mail Drop-Reorg                   South Hackensack
   Attn: Reorganization Dept.      Ridgefield Park, New Jersey 07660          New Jersey 07606
                                      Attn: Reorganization Dept.         Attn: Reorganization Dept.

           Wire Transfer Instructions:                           Facsimile Transmission:
             The Chase Manhattan Bank                                 (201) 296-4293
             New York, New York 10001
                 ABA# 021 000 021                              Confirm Receipt of Facsimile
  Attn: ChaseMellon Shareholder Services, L.L.C.                      By Telephone:
             Reorg Acct. #323-213057                                  (201) 296-4860
       Re: Ligand Pharmaceuticals Warrants

              FOR TELEPHONE ASSISTANCE CALL THE INFORMATION AGENT:

                    CHASEMELLON CONSULTING SERVICES, L.L.C.
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                     BANKS AND BROKERS CALL: (212) 273-8035
                   ALL OTHERS CALL TOLL FREE: (888) 867-6003

                        DESCRIPTION OF WARRANTS TENDERED
                   (ATTACH SEPARATE SIGNED LIST IF NECESSARY)

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WARRANTS TENDERED
-------------------------------------------------------
     (1)              (2)               (3)         (4)                                   (5)
                  TOTAL NO. OF                                             NAMES AND ADDRESS(ES) OF HOLDERS
 CERTIFICATE        WARRANTS      NO. OF WARRANTS   CASH       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS ON
      NO.          DELIVERED          TENDERED      TENDERED                           WARRANTS
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

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

* Unless otherwise specified, it will be assumed that the entire number of shares represented by the Warrants described above is being tendered. See Instruction 5.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED IN ACCORDANCE WITH THE PROCEDURES SET FORTH HEREIN. SEE INSTRUCTION 1.

     HOLDERS WHO WISH TO TENDER THEIR WARRANTS MUST COMPLETE COLUMNS (1), (2),
(4) AND (5) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF WARRANTS TENDERED" ON THE FIRST PAGE HEREOF AND SIGN IN THE APPROPRIATE BOX BELOW. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED ALL THE WARRANTS LISTED IN THE TABLE. IF A HOLDER WISHES TO TENDER FEWER THAN ALL OF SUCH WARRANTS, COLUMN (3) MUST BE COMPLETED IN FULL, AND SUCH HOLDER SHOULD REFER TO INSTRUCTION 5.

     HOLDERS MUST SUBMIT A CASHIER'S OR CERTIFIED CHECK, MONEY ORDER OR WIRE TRANSFER IN THE AMOUNT OF $7.12 PER SHARE OF COMMON STOCK FOR WHICH THE WARRANT(S) BEING TENDERED IS (ARE) EXERCISABLE PAYABLE TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS EXCHANGE AGENT, (OR TO THE ACCOUNT SPECIFIED FOR WIRE TRANSFERS) IN ORDER TO VALIDLY TENDER WARRANTS. PAYMENT MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE OFFER EXPIRATION DATE.

     This Letter of Transmittal relates to warrants (the "Warrants" or the "ALRT Warrants") for the purchase of the common stock, par value $0.001 per share (the "Common Stock") of Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), at an exercise price of $7.12 per share which warrants were originally issued in connection with a public offering with Allergan Ligand Retinoid Therapeutics, Inc. This Letter of Transmittal is to be used only if the Warrants are to be physically delivered to the Exchange Agent or if delivery of the Warrants is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Exchange dated November 19, 1999 (as the same may be amended or supplemented from time to time, the "Offer to Exchange") under the heading "The Exchange Offer -- Procedures for Tendering Warrants."

     In order to validly tender warrants a payment of $7.12 per share of Common Stock into which the Warrant(s) being tendered is exercisable must be made. Such payment must be made via a certified or cashier's check, money order or wire transfer payable to ChaseMellon Shareholder Services, L.L.C., as exchange agent (or to the account specified for wire transfers). Such payment must be received, by the Exchange Agent, prior to the Offer Expiration Date.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:

  Account No.:

  Transaction Code No.:

[ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

     Name(s) of Registered Holder(s):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution that Guaranteed Delivery:

     If delivery is by book-entry transfer: Name of Tendering Institution:

     Account No.: ________________________ at DTC

     Transaction Code No.:

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges he, she or it has received and reviewed the accompanying Offer to Exchange and this Letter of Transmittal relating to the offer to exchange by Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth herein and therein, certain of its outstanding warrants to purchase shares of its common stock, $0.001 par value per share ("Common Stock"). The Exchange Offer (as defined below) relates to warrants (the "Warrants" or "ALRT Warrants") originally issued in the public offering with Allergan Ligand Retinoid Therapeutics, Inc., at an exercise price of $7.12 per share. As set forth in the Offer to Exchange, the Company has offered to exchange any outstanding Warrants, together with payment to the Exchange Agent of $7.12 per share for which the Warrants are exercisable, the number of newly issued shares of Common Stock issuable under such Warrants plus a cash amount of $1.12, net, without interest, per share of Common Stock (the "Exchange Offer").

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Warrants and the cash payment indicated above and elects to have such Warrants converted, upon consummation of the Exchange Offer, into the right to receive shares of Common Stock and cash, as applicable. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions as set forth in the Offer to Exchange under "The Exchange Offer -- Terms of the Offer; Conditions; Extension of Tender Period; Termination; Amendment."

     The undersigned acknowledges that all the conditions referred to above are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Warrants and cash payments tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered Warrants and cash payments until the Offer Expiration Date for the extended Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all Warrants and cash payments tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion. In any such event, the tendered Warrants not accepted for exchange (and the related cash payments) will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer is terminated or expires without any Warrants being exchanged thereunder, at the address shown below the undersigned's signature(s).

     Subject to, and effective upon, the acceptance by the Company of the Warrants and cash payment tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Warrants and cash payments tendered hereby, waives any and all rights with respect to the Warrants and cash payments tendered hereby and releases and discharges any obligor of the Warrants from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Warrants. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants and cash payments, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Warrants and cash payments and to receive on behalf of the undersigned in exchange for the Warrants and cash payments, any certificates of the shares of Common Stock and cash issuable pursuant to the Exchange Offer to be forwarded to the undersigned, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Warrants and cash payments tendered hereby, and that when such Warrants and cash payments are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Warrants and cash payments will be subject to any adverse claim or right; (ii) the undersigned owns the Warrants and cash payments being tendered hereby and is entitled to tender such Warrants and cash payments as contemplated by the Exchange Offer, all within the meaning of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Warrants and cash payments complies with Rule 13e-4 under the Exchange Act. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants and cash payments tendered hereby. The undersigned understands that tenders of Warrants and cash payments pursuant to any of the procedures described in the Offer to Exchange under the caption "The Exchange
Offer -- Procedures for Tendering Warrants" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Warrants and cash payments for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Warrants and cash payments shall be effected, and risk of loss and title of such Warrants and cash payments shall pass, only upon proper delivery thereof, to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. WARRANTS AND CASH PAYMENTS TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:01 A.M., NEW YORK CITY TIME, ON DECEMBER 18, 1999, UNLESS THE OFFER IS EXTENDED (THE "OFFER EXPIRATION DATE"). See the information set forth under the heading "The Exchange
Offer -- Withdrawal Rights" in the Offer to Exchange.

     The undersigned requests that you issue the applicable consideration with respect to Warrants and cash payments accepted for exchange, and return any Warrants and cash payments not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Warrants Tendered." Similarly, please deliver the applicable consideration with respect to Warrants and cash payments accepted for exchange, together with any Warrants not tendered or any Warrants and cash payments not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Warrants Tendered."

     If your Certificate(s) have been lost, stolen, misplaced or mutilated contact ChaseMellon at 1-888-867-6003. See Instruction 10.

                     SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS

        Complete ONLY if the new certificate and/or check is to be issued in a name which differs from the name on the surrendered Warrant(s). Issue to:

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

        (Please also complete Substitute Form W-9 below AND see instructions regarding signature guarantee. See Instructions 1 & 6)
                         SPECIAL DELIVERY INSTRUCTIONS

        Complete ONLY if the new certificate and check are to be mailed to some address other than the address reflected above. Mail to:

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

        (Please also complete Substitute Form W-9 below AND see instructions regarding signature guarantee. See Instructions 1 & 6)

                 PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW.

                                PLEASE SIGN HERE
      (TO BE COMPLETED BY ALL TENDERING HOLDERS OF WARRANTS REGARDLESS OF WHETHER WARRANTS OR CASH PAYMENTS ARE BEING PHYSICALLY DELIVERED HEREWITH)

____________________________________ DATED: ____________________ , 1999

____________________________________ DATED: ____________________ , 1999
SIGNATURE(S) OF HOLDER(S)
OR AUTHORIZED SIGNATORY

Must be signed by the registered holder(s) of the Warrants tendered hereby exactly as their name(s) appear(s) on such Warrants, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):
          ______________________________________________________________
                         (Please Print)

Capacity (full title):
                       ______________________________________________________
Address:
          ________________________________________________________________
        (Including Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security No.:
                                          --------------------------------------

                              SIGNATURE GUARANTEE
                        (SEE INSTRUCTIONS 1 AND 6 BELOW)

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the holder of the Warrants tendered herewith and such holders have not completed either the box entitled "special payment instructions" or the box entitled "special delivery instructions on the Letter of Transmittal or (b) such Warrants are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL, WARRANTS AND CASH PAYMENTS. This Letter of Transmittal is to be used only if Warrants and cash payments tendered hereby are to be physically delivered to the Exchange Agent (or cash payments made by wire transfer to the account specified for wire transfers) or if delivery of the Warrants is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the proceeds set forth in the Offer to Exchange. All physically tendered Warrants and cash payments, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth in this Letter of Transmittal prior to the Offer Expiration Date. If Warrants and cash payments are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery. All cash payments must be made either by cashier's or certified check, money order or wire transfer. Personal checks will not be accepted.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, WARRANTS, CASH PAYMENTS, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE OFFER EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF WARRANTS AND CASH PAYMENTS WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR WARRANTS FOR EXCHANGE.

     3. INADEQUATE SPACE. If the space provided on the first page hereof under "Description of Warrants Tendered" is inadequate, the Warrant number(s) and the number of shares for which of Common Stock for which such Warrants are exercisable should be listed on a separate schedule and attached hereto.

     4. WITHDRAWAL OF TENDERS. Tenders of Warrants and cash payments may be withdrawn at any time until the Offer Expiration Date. Thereafter, such tenders are irrevocable. Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail or hand or facsimile transmission, to the Exchange Agent at one of its addresses set forth in this Letter of Transmittal prior to the Offer Expiration Date or at such other time as otherwise provided for herein. In order to be effective, prior to the physical release of the Warrants and cash payments to be withdrawn, a notice of withdrawal must specify (i) the name of the person who deposited the Warrants and cash payments to be withdrawn (the "Depositor"), (ii) the name in which the Warrants are registered, if different from that of the Depositor, and (iii) the number of shares issuable upon exchange of the Warrants to be withdrawn. The notice of withdrawal must be signed by the registered holder of such Warrants in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Warrants. Withdrawals of tenders of Warrants and cash payments may not be rescinded, and any Warrants and cash payments withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Warrants and cash payments may be tendered again at any time prior to the Offer Expiration Date by following the procedures for tendering not previously tendered Warrants described elsewhere herein. If the Company is delayed in its acceptance for exchange and payment for any Warrants or is unable to accept Warrants or cash payments for exchange or issue shares of Common Stock or cash, pursuant to the Exchange Offer, for any reason, then, without prejudice to the Company's rights hereunder, tendered Warrants and cash payments may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Securities Exchange Act of 1934, as amended, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

     5. PARTIAL TENDERS. Warrants delivered to the Exchange Agent will be deemed to have been tendered for the aggregate number of shares evidenced by the Warrants, unless otherwise indicated. If tenders of Warrants are made with respect to less than the entire number of shares for which the Warrants delivered herewith are exercisable. A new warrant will be issued and sent to the registered holder exercisable for the untendered balance of such Warrants.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; WARRANT POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Warrants without alteration, enlargement or any other change whatsoever. If any Warrants and cash payments tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Warrants and cash payments tendered hereby are in the names of different holders or if a single holder's name appears differently on different Warrants, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Warrants.

     If this Letter of Transmittal is signed by a person other than the holder(s) of the Warrants tendered hereby, the Warrants must be endorsed or accompanied by appropriate warrant powers, in either case signed exactly as the name(s) of the holder(s) appear(s) on the Warrants. Signatures on such Warrants and warrant powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Warrants or warrant powers or checks for cash payments are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter of Transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes with respect to the delivery and exchange of Warrants and cash payments pursuant to the Exchange Offer.

     8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

     A holder must cross out Item (2) of Part 2 in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Warrants exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

     9. CONFLICTS. In the event of any conflict between the terms of the Offer to Exchange and the terms of this Letter of Transmittal, the terms of the Offer to Exchange will control.

     10. MUTILATED, LOST, STOLEN OR DESTROYED WARRANTS. Any holder whose Warrants have been mutilated, lost, stolen or destroyed, should contact ChaseMellon Consulting Services, L.L.C., the Information Agent, at the address and telephone number indicated on the back cover page of the Offer to Exchange for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Exchange, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from ChaseMellon Consulting Services, L.L.C., the Information Agent, at the number on the cover of this document.

     12. DETERMINATION OF VALIDITY. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Warrants and cash payments will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Warrants and cash payments will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Warrants and cash payments that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Warrants and cash payments. If the Company waives its right to reject a defective tender of Warrants and cash payments, the holder will be entitled to the applicable consideration. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Warrants and cash payments must be cured within such time as the Company determines, unless waived by the Company. Tenders of Warrants and cash payments shall not be deemed to have been made unless and until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in tenders of Warrants and cash payments, or will incur any liability to holders for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder whose tendered Warrants are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of applicable consideration may be subject to backup withholding.

     Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instruction.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on reportable payments made with respect to Warrants and cash payments accepted for exchange pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Warrants and cash payments tendered hereby. If the Warrants are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.
--------------------------------------------------------------------------------
             Payor's Name: ChaseMellon Shareholder Services, L.L.C.
--------------------------------------------------------------------------------
  SUBSTITUTE
  FORM W-9
                ----------------------------------------------------------------

  Department of the
  Treasury Internal
  Revenue Service
  Payer's Request
  for Taxpayer
  Identification
  Number (TIN)

--------------------------------------------------------------------------------
                 PART 1 -- Please provide your tin in
                                the box at right and certify by

                                                       Social Security Number
                 signing and dating below.

                                                     OR Employer Identification

                                                               Number

                 PART 2 -- Certification -- Under
                 penalties of perjury, I certify that:

                 (1) The number shown on this form is
                 my correct Taxpayer Identification
                 Number (or I am waiting for a number
                 to be issued to me); and

                 (2) I am not subject to backup
                 withholding either because (a) I am
                 exempt from backup withholding, (b) I
                 have not been notified by the Internal
                 Revenue Service (the "IRS") that I am
                 subject to backup withholding as a
                 result of a failure to report all
                 interest or dividends or (c) the IRS
                 has notified me that I am no longer
                 subject to backup withholding.

--------------------------------------------------------------------------------

   Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

   PART 3 -- Awaiting TIN  [ ]
--------------------------------------------------------------------------------
        Signature

        Name: (Please Print)

        Date:

        Address:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31% of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

Signature:
------------------------------------ Date:
------------------------------------, 1999

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                      THE EXCHANGE AGENT FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Hand Delivery                By Overnight Delivery:                    By Mail:
    120 Broadway, 13th Floor              85 Challenger Road                    P.O. Box 3301
    New York, New York 10271                Mail Drop-Reorg                   South Hackensack
   Attn: Reorganization Dept.      Ridgefield Park, New Jersey 07660          New Jersey 07606
                                      Attn: Reorganization Dept.         Attn: Reorganization Dept.

           Wire Transfer Instructions:                           Facsimile Transmission:
             The Chase Manhattan Bank                                 (201) 296-4293
             New York, New York 10001
                 ABA# 021 000 021                              Confirm Receipt of Facsimile
  Attn: ChaseMellon Shareholder Services, L.L.C.                      By Telephone:
             Reorg Acct. #323-213057                                  (201) 296-4860
       Re: Ligand Pharmaceuticals Warrants

                    THE INFORMATION AGENT FOR THE OFFER IS:
                    CHASEMELLON CONSULTING SERVICES, L.L.C.
                              450 WEST 33RD STREET
                                   14TH FLOOR
                            NEW YORK NEW YORK, 10001
                     BANKS AND BROKERS CALL: (212) 273-8035
                   ALL OTHERS CALL TOLL FREE: (888) 867-6003